UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/14/2007

Voyager Learning Company
(Exact name of registrant as specified in its charter)

Commission File Number:  1-3246

Delaware	36-3580106
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

789 Eisenhower Parkway
P.O. Box 1346
Ann Arbor, MI 48106
(Address of principal executive offices, including zip code)

734.761.4700
(Registrant’s telephone number, including area code)

ProQuest Company
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On November 15, 2007, Voyager Learning Company held a conference call providing a business update on its quarterly results for the third quarter of 2007. The script of the call is attached hereto as Exhibit 99.1.

Item 4.01.    Changes in Registrant's Certifying Accountant

(a) On November 7, 2007, Voyager Learning Company (the "Company") notified its independent registered public accounting firm, KPMG LLP, of its intent to engage Whitley Penn LLP as its new independent registered public accounting firm effective for the Company's 2007 fiscal year audit and quarterly reviews. KPMG will continue as the Company's independent registered public accounting firm until they issue their audit reports on the financial statements and the effectiveness of internal controls over financial reporting for the 2006 fiscal year, at which time KPMG will be dismissed. The decision to change the Company's independent registered public accounting firm for the 2007 fiscal year was approved by the Audit Committee of the Company's Board of Directors on November 14, 2007.

The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 2005 and January 1, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that as disclosed in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2005 filed on August 31, 2007 (the "2005 Form 10-K"), the Company restated its previously issued financial statements as of January 1, 2005 and for each of the years in the two-year period ended January 1, 2005. The audit reports of KPMG on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 and January 1, 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG's report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2005, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). KPMG's report concluded that the Company had (i) material weaknesses in entity-level controls because the Company did not maintain an effective control environment and entity-level controls included in the risk assessment, information and communications and monitoring components of internal control, (ii) material weaknesses surrounding adequate financial statement preparation and review procedures because the Company did not maintain adequate policies and procedures or employ personnel with sufficient knowledge and experience to ensure that timely, accurate, and reliable consolidated financial statements were prepared and reviewed, (iii) inadequate controls over the proper application of accounting principles because the Company did not maintain adequate policies and procedures to account for various complex transactions and did not employ personnel with sufficient knowledge and experience to properly prepare, document, and review the related accounting treatment to ensure that these transactions complied with U.S. generally accepted accounting principles, and (iv) material weaknesses surrounding appropriate general computing controls to support effective information technology controls over financial data and systems because the Company did not maintain adequate general computing control policies and procedures or employ personnel with sufficient computing control knowledge and experience to limit access to various system and controls, and except that the audit reports of KPMG on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of January 1, 2005 were subsequently withdrawn.

In connection with the audits of the fiscal years ended December 31, 2005 and January 1, 2005 and the subsequent interim period through November 7, 2007, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

Except for the material weaknesses in internal control over financial reporting disclosed above and as fully described in the Company's 2005 Form 10-K, during the fiscal years ended December 31, 2005 and January 1, 2005 and subsequent interim period through November 7, 2007, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KPMG with a copy of this report prior to its filing with the Commission and has requested KPMG to furnish the Company with a letter addressed to the Commission stating whether KPMG agrees with the statements made by the Company in response to this item and, if not, stating the respects in which it does not agree. Attached as Exhibit 16.1 is a copy of KPMG's letter dated November 14, 2007.

(b) On November 14, 2007, the Audit Committee of the Board of Directors of the Company approved the engagement of Whitley Penn LLP as the Company's new independent registered public accounting firm effective for the Company's 2007 fiscal year. Whitley Penn had previously issued an audit report dated September 28, 2007 on the carve-out financial statements of Voyager Expanded Learning, L.P., a subsidiary of the Company, as of and for the years ended December 31, 2006 and 2005. Other than as required to complete the audit of the subsidiary carve-out financial statements, the Company did not consult with Whitley Penn during the fiscal years ended December 31, 2005 and January 1, 2005 or from the period from January 1, 2006 through November 14, 2007 regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered by Whitley Penn on the Company's consolidated financial statements or the effectiveness of internal control over financial reporting; or (iii) any other matter that was the subject of a disagreement between the Company and KPMG or a reportable event noted in the connection with the performance of services per Item 304(a)(2)(ii) of Regulation S-K.

Item 7.01.    Regulation FD Disclosure

Attached hereto as Exhibit 99.1 the script of the earnings call for Voyager Learning Company which occurred on November 15, 2007.

Item 9.01.    Financial Statements and Exhibits

99.1 Script of Voyager Learning Company's conference call held on November 15, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voyager Learning Company

Date: November 15, 2007	By:	/s/ Todd W. Buchardt
Todd W. Buchardt
Senior Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit No.	Description
EX-16.1	KPMG letter to SEC
EX-99.1	Script of Earnings Call